UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Alpha and Omega Semiconductor Limited
(Name of Registrant as Specified In Its Charter)
(Amendment No. )

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SUPPLEMENTAL MATERIALS TO
DEFINITIVE PROXY STATEMENT
FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD AT 4:00 P.M. ON NOVEMBER 12, 2020 U.S. PACIFIC STANDARD TIME

Explanatory Note

The following information is being filed to amend and supplement the original definitive proxy statement on Schedule 14A filed on September 28, 2020 (the “Proxy Statement”) by Alpha and Omega Semiconductor Limited (the “Company”). The only change is an addition to the Company’s beneficial ownership table under the section entitled “Security Ownership of Certain Beneficial Owners and Management” on page 39 of the Proxy Statement to include a greater than 5% shareholder that was inadvertently omitted from the original filing. Capitalized terms used herein shall have the meaning set forth in the Proxy Statement. A revised table is set forth below:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information with respect to the beneficial ownership of our common shares, as of September 15, 2020, by:

•	each of our directors and executive officers named in the Summary Compensation Table of the Executive Compensation of this Proxy Statement;

•	all current directors, director nominees and named executive officers as a group: and

•	each person known to us to own beneficially more than 5% of our common shares.

The calculations in the shareholder table below are based on 25,382,124 common shares outstanding as of September 15, 2020. Beneficial ownership is determined in accordance with the rules of the SEC. All common shares issuable upon exercise of outstanding options and vesting of restricted stock units within 60 days following September 15, 2020 are deemed to be beneficially owned by the shareholder holding such options or units for the purpose of computing the number of shares beneficially owned by such shareholder. They are not, however, deemed to be outstanding for the purpose of computing the percentage ownership of any other shareholder.

Except as described in the footnotes below, we believe each shareholder has sole voting and investment power with respect to the common shares indicated in the table as beneficially owned. Unless otherwise indicated in the footnotes below, the principal address of each of the shareholders below is: c/o Alpha and Omega Semiconductor Incorporated, 475 Oakmead Parkway, Sunnyvale, California 94085.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Directors and Executive Officers:
Mike F. Chang (1)	4,665,397	18.1%
Yifan Liang (2)	183,694	*
Yueh-Se Ho (3)	312,360	*
Stephen Chang	218,362	*
Bing Xue (4)	20,781	*
Lucas S. Chang (5)	25,876	*
Claudia Chen (6)	7,618	*
King Owyang (7)	49,998	*
Michael L. Pfeiffer (8)	44,373	*
Michael J. Salameh (9)	65,458	*
All Directors and Executive Officers as a group (10)	5,593,917	21.6%

5% Shareholders:
Dimensional Fund Advisors LP. (11)	2,005,842	7.9%
BlackRock, Inc. (12)	1,470,717	5.8%
Royce & Associates, LP (13)	1,714,851	6.8%
Neil Gagnon (14)	1,693,531	6.7%

*	Beneficially owns less than 1% of our outstanding common shares.

(1)	Includes 386,800 common shares subject to options exercisable within 60 days of September 15, 2020.

(2)	Includes 104,200 common shares subject to options exercisable within 60 days of September 15, 2020.

(3)	Includes 34,217 common shares subject to options exercisable within 60 days of September 15, 2020.

(4)	Includes 5,814 common shares subject to options exercisable within 60 days of September 15, 2020.

(5)	Includes 1,905 common shares subject to restricted share unit awards that will be issued within 60 days of September 15, 2020.

(6)	Includes 1,905 common shares subject to restricted share unit awards that will be issued within 60 days of September 15, 2020.

(7)
Includes 12,500 common shares subject to options exercisable within 60 days of September 15, 2020 and 1,905 common shares subject to restricted share unit awards that will be issued within 60 days of September 15, 2020.
.

(8)
Includes 6,875 common shares subject to options exercisable within 60 days of September 15, 2020 and 1,905 common shares subject to restricted share unit awards that will be issued within 60 days of September 15, 2020.
.

(9)
Includes 7,500 common shares subject to options exercisable within 60 days of September 15, 2020 and 1,905 common shares subject to restricted share unit awards that will be issued within 60 days of September 15, 2020.
.

(10)
Includes 557,906 common shares subject to options exercisable within 60 days of September 15, 2020 and 9,525 common shares subject to restricted share unit awards that will be issued within 60 days of September 15, 2020.
.

(11)
According to Amendment No. 3 to Schedule 13G/A filed on February 12, 2020, Dimensional Fund Advisors LP (“Dimensional”), an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, as amended (“1940 Act”), furnishes investment advice to four investment companies registered under the 1940 Act, and serves as investment manager or sub-adviser to certain other commingled funds, group trusts and separate accounts. Dimensional has the sole power to vote or direct the vote of an aggregate of 1,946,724 common shares, and has the sole power to dispose or direct the disposition of an aggregate of 2,005,842 common shares. The principal business office of Dimensional is Building One, 6300 Bee Cave Rd., Austin, Texas, 78746.

(12)
According to Amendment No. 3 to Schedule 13G/A filed on February 5, 2020, BlackRock, Inc. has the sole power to vote or direct the vote of an aggregate of 1,433,898 common shares, and has the sole power to dispose or direct the disposition of an aggregate of 1,470,717 common shares. The principal business office of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(13)
According to Amendment No. 5 to Schedule 13G/A filed on January 29, 2020, Royce & Associates, LP (“Royce”), an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, as amended (“1940 Act”). Royce has the sole power to vote or direct the vote of an aggregate of 1,714,851 common shares, and has the sole power to dispose or direct the disposition of an aggregate of 1,714,851 common shares. The principal business office of Royce is 745 Fifth Avenue, New York, NY 10151.

(14)
According to Amendment No. 2 to Schedule 13G/A filed on February 13, 2020, Neil Gagnon has (i) sole voting and dispositive power over 194,291 common shares (ii) shared voting power over 1,473,622 common shares and (iii) shared dispositive power over 1,499,240 common shares, for a beneficial ownership of an aggregate of 1,693,531 common shares. Mr. Gagnon is the managing member and principal owner of Gagnon Securities LLC (“GS”), an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) under the 1940 Act, and a registered broker-dealer, in its role as investment manager to several customer accounts, foundations, partnerships and trusts (collectively, the “Accounts”) to which it furnishes investment advice. GS and Mr. Gagnon may be deemed to share voting power with respect to 871,931 common shares held in the Accounts and dispositive power with respect to 890,402 common shares held in the Accounts. GS and Mr. Gagnon expressly disclaim beneficial ownership of all securities held in the Accounts. Mr. Gagnon is also the Chief Executive Officer of Gagnon Advisors, LLC (“Gagnon Advisors”), an investment adviser registered with the SEC under the 1940 Act. Mr. Gagnon and Gagnon Advisors, in its role as investment manager to Gagnon Investment Associates, LLC (“GIA”), a private investment fund, may be deemed to share voting and dispositive power with respect to the 528,784 common shares held by GIA. Gagnon Advisors and Mr. Gagnon expressly disclaim beneficial ownership of all securities held by GIA. The common share reported in the table above includes the shares held by GS and GIA. The principal business office of Mr. Neil Gagnon is 1370 Avenue of the Americas, 24th Floor, New York, NY 10019.

None of our existing shareholders has different voting rights from other shareholders. We are not aware of any arrangement that may, at a subsequent date, result in a change of control of our company.